                                                                    EXHIBIT 99.1

         Amendment No. 1, dated as of April 13, 2001 (this "AMENDMENT"), to the Agreement and Plan of Merger (the "MERGER AGREEMENT"), dated as of August 26, 2000, as amended and restated as of February 8, 2001 among Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany ("DT"), Powertel, Inc., a Delaware corporation ("POWERTEL"), and Bega II, Inc., a Delaware corporation formed by DT ("MERGER SUB") (each a "PARTY" and, together, the "PARTIES"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

                                   WITNESSETH:

         WHEREAS, DT, Merger Sub and Powertel have entered into the Merger Agreement; and

         WHEREAS, DT, Merger Sub and Powertel desire to amend the Merger Agreement, in accordance with Section 7.04 thereof;

         NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, DT, Merger Sub and Powertel agree as follows:

         1. Amendment to Section 1.05(d). Section 1.05(d) of the Merger Agreement is hereby deleted and amended to read in its entirety as follows: "(d) Conversion of Merger Sub Common Stock. Each share of Merger Sub Common Stock, issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into a number of newly issued, fully-paid and non-assessable shares of common stock, par value $0.000001 per share, of the Surviving Corporation ("SURVIVING CORPORATION COMMON STOCK") such that the total number of shares of Surviving Corporation Common Stock outstanding immediately following the Effective Time shall be equal to the total number of Adjusted Fully Diluted Shares (as defined below) outstanding immediately prior to the Effective Time."

         2. Authorization. Each Party hereto represents to the other that (a) it has all necessary corporate power and authority to enter into this Amendment;
(b) its execution and delivery of this Amendment have been duly authorized by all requisite corporate action; and (c) it has duly executed and delivered this Amendment.

         3. Merger Agreement Remains in Effect. Except as expressly amended by this Amendment, the Merger Agreement remains in full force and effect and nothing in this Amendment shall otherwise affect any other provision of the Merger Agreement or the rights and obligations of the Parties thereto.

         4. Counterparts. This Amendment may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

         5. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, without regard to the conflicts of law provisions thereof.

         IN WITNESS WHEREOF, DT, Merger Sub and Powertel have caused this Amendment to be executed by their respective officers thereunto duly authorized, all as of the date first written above.



                                       POWERTEL, INC.



                                       By: /s/ Allen E. Smith
                                          --------------------------------------
                                       Name: Allen E. Smith
                                       Title: President/CEO



                                       DEUTSCHE TELEKOM AG



                                       By: /s/ Jeffrey A. Hedberg
                                          --------------------------------------
                                       Name: Jeffrey A. Hedberg
                                       Title: Member of the Board of
                                              Management, International



                                       By: /s/ Dr. Karl-Gerhard Eick
                                          --------------------------------------
                                       Name: Dr. Karl-Gerhard Eick
                                       Title: Member of the Board of
                                              Management, Finance



                                       BEGA II, INC.



                                       By: /s/ Jeffrey A. Hedberg
                                          --------------------------------------
                                       Name: Jeffrey A. Hedberg
                                       Title: Director



                                       By: /s/ Dr. Karl-Gerhard Eick
                                          --------------------------------------
                                       Name: Dr. Karl-Gerhard Eick
                                       Title: Director